UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

SYMMETRY MEDICAL INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32374	37-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15 Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (574) 268-2252

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on December 11, 2011, Symmetry Medical Inc. ("Symmetry"), entered into a definitive agreement to acquire the surgical instruments product portfolio and associated assets of Codman & Shurtleff, Inc., a division of Depuy, which is a wholly owned subsidiary of Johnson & Johnson. On December 29, 2011 Symmetry completed the purchase pursuant to the terms of the purchase agreement, with no revisions thereto. The assets to be acquired (collectively, "Codman Surgical Instruments") include, but are not limited to, the inventory of surgical instruments product portfolio, which includes Codman’s reusable stainless steel and titanium surgical hand-held instruments and retractor systems, sterile disposable surgical products; a leased facility in Tuttlingen, Germany and Codman Surgical Instruments’ patent and trademark portfolio.

This Amendment No. 1 amends the Current Report on Form 8-K filed by Symmetry with the Securities and Exchange Commission on January 5, 2012, to provide the historical and pro forma financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

     The special purpose combined Statement of Assets to be Sold as of October 2, 2011 and January 2, 2011 and Statement of Revenues and Expenses for the nine-month period ended October 2, 2011 and for the fiscal years ended January 2, 2011 and January 3, 2010 of Codman Surgical Instruments, the notes related thereto and the Independent Auditors' Report issued by PricewaterhouseCoopers LLP, independent auditors, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

     The unaudited pro forma consolidated financial statements of Symmetry Medical Inc. as of October 1, 2011, for the year ended January 1, 2011 and for the nine months ended October 1, 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(c) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors
99.1	Special purpose combined financial statements of Codman Surgical Instruments as of October 2, 2011 and January 2, 2011 and for the nine-month period ended October 2, 2011 and for the fiscal years ended January 2, 2011 and January 3, 2010, the notes related thereto and the Independent Auditors' Report issued by PricewaterhouseCoopers LLP, independent auditors.
99.2	Unaudited pro forma consolidated financial statements of Symmetry Medical Inc. as of October 1, 2011, for the year ended January 1, 2011 and for the nine months ended October 1, 2011 and the notes related thereto.
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 Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY MEDICAL INC.

Date: February 22, 2012	By:	/s/ FRED HITE
Name: Fred Hite Title: Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent auditors
99.1	Special purpose combined financial statements of Codman Surgical Instruments as of October 2, 2011 and January 2, 2011 and for nine-month period ended October 2, 2011 and for the fiscal years ended January 2, 2011 and January 3, 2010, the notes related thereto and the Independent Auditors' Report issued by PricewaterhouseCoopers LLP, independent auditors.
99.2	Unaudited pro forma consolidated financial statements of Symmetry Medical Inc. as of October 1, 2011, for the year ended January 1, 2011 and for the nine months ended October 1, 2011 and the notes related thereto.

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